Exhibit 99.1

TODCO Declares Special Dividend and Announces Second Quarter 2005 Results

          HOUSTON, Aug. 4 /PRNewswire-FirstCall/ -- TODCO (NYSE: THE) (the “Company”) announced today that its Board of Directors has declared a special cash dividend of $1.00 per share of common stock payable on August 25, 2005 to stockholders of record on August 15, 2005.

          Also today, TODCO reported net income for the three months ended June 30, 2005, of $11.0 million, or $0.18 per diluted share, on revenues of $130.5 million compared with a net loss of $7.4 million, or $0.12 per share, on revenues of $80.8 million for the same quarter of 2004.  For the three months ended June 30, 2005, earnings before interest, taxes, depreciation and amortization (“EBITDA”) was $40.7 million compared to $14.5 million for the same quarter of 2004.

          Jan Rask, President and Chief Executive Officer of TODCO, said, “With our growing excess cash position, we have continued to evaluate both internal and external growth opportunities.  To date, the external opportunities do not compare favorably with the Company’s internal rig reactivation opportunities. As such, we have concluded that a special dividend is warranted at this time. After this dividend, we continue to have the financial flexibility to pursue growth opportunities and/or additional special dividends.”

          The improvement in second quarter 2005 results over the same quarter last year was principally caused by improved utilizations and dayrates in the Company’s domestic operations, which will be discussed during TODCO’s publicly accessible second quarter conference call.  The conference call will be at 9:00 a.m. (CDT), Thursday, August 4, 2005.  The conference call can be heard live on the Company’s web site at http://www.theoffshoredrillingcompany.com or by dialing (719) 457-2728 or (800) 475-3716.  A replay of the conference call will be available for approximately 30 days after the call on the Company’s web site or by dialing (719) 457-0820, reference code 6450756.

          Statements in this press release regarding future market conditions, possible future returns on new rig construction and other investments and future special dividends, as well as any other statements that are not historical facts in this press release are forward-looking statements within the meaning of U.S. securities laws and involve certain risks, uncertainties and assumptions.  These include, but are not limited to, general market conditions, estimated contract revenues, estimated reactivation costs, estimated reactivation times, contract performance and other risk and uncertainties described in TODCO’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2005.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

          TODCO is a leading provider of contract oil and gas drilling services with the largest rig fleet in the shallow water of the U.S. Gulf of Mexico and along the U.S. Gulf Coast.  TODCO’s common stock is traded on the New York Stock Exchange under the symbol “THE”.  For more information about TODCO, please go to the company’s web site at http://www.theoffshoredrillingcompany.com .

TODCO AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In millions, except share data)

	June 30, 2005	December 31, 2004

	(Unaudited)
ASSETS
Cash and cash equivalents	$106.6	$65.1
Accounts receivable
Trade	94.1	67.2
Related party	10.1	11.5
Other	5.6	3.8
Supplies	4.0	4.3
Deferred income taxes	3.5	3.5
Other current assets	2.4	2.5
Total current assets	226.3	157.9
Property and equipment	918.6	920.8
Less accumulated depreciation	395.8	353.6
Property and equipment, net	522.8	567.2
Other assets	31.6	36.3
Total assets	$780.7	$761.4
LIABILITIES AND STOCKHOLDERS’ EQUITY
Trade accounts payable	$26.4	$20.6
Accrued income taxes	11.3	10.6
Accrued income taxes - related party	14.5	8.4
Debt due within one year	2.1	8.2
Debt due within one year - related party	3.0	3.0
Interest payable - related party	0.1	0.2
Other current liabilities	46.0	45.5
Current liabilities related to discontinued operations	0.2	0.2
Total current liabilities	103.6	96.7
Long-term debt	17.7	17.2
Deferred income taxes	155.4	163.6
Other long-term liabilities	4.4	3.3
Total long-term liabilities	177.5	184.1
Commitments and contingencies
Preferred Stock, $0.01 par value, 50,000,000 shares authorized and no shares issued and outstanding	—	—
Common stock, Class A, $0.01 par value, 500,000,000 shares authorized, 60,752,667 shares and 60,300,746 shares issued and outstanding at June 30, 2005 and December 31, 2004, respectively	0.6	0.6
Common stock, Class B, $0.01 par value, 260,000,000 shares authorized and no shares issued and outstanding	—	—
Additional paid-in capital	6,511.5	6,510.0
Retained deficit	(6,008.4)	(6,027.5)
Unearned compensation	(4.1)	(2.5)
Total stockholders’ equity	499.6	480.6
Total liabilities and stockholders’ equity	$780.7	$761.4

TODCO AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

Operating revenues	$130.5	$80.8	$242.4	$154.6
Costs and expenses
Operating and maintenance	86.5	61.1	155.4	128.0
Depreciation	23.9	24.0	47.9	48.2
General and administrative	9.9	7.2	18.3	19.6
Gain on disposal of assets, net	(5.6)	(1.9)	(6.7)	(4.6)
	114.7	90.4	214.9	191.2
Operating income (loss)	15.8	(9.6)	27.5	(36.6)
Other income (expense), net
Interest income	0.8	—	1.3	0.1
Interest expense	(0.9)	(1.0)	(1.9)	(2.0)
Interest expense - related party	—	—	(0.1)	(3.2)
Loss on retirement of debt	—	—	—	(1.9)
Other, net	1.0	0.1	1.5	0.6
	0.9	(0.9)	0.8	(6.4)
Income (loss) before income taxes	16.7	(10.5)	28.3	(43.0)
Income tax expense (benefit)	5.7	(3.1)	9.2	(13.3)
Net income (loss)	$11.0	$(7.4)	$19.1	$(29.7)
Net income (loss) per common share
Basic	$0.18	$(0.12)	$0.32	$(0.58)
Diluted	$0.18	$(0.12)	$0.31	$(0.58)
Weighted average common shares outstanding:
Basic	60.3	60.0	60.2	51.1
Diluted	61.2	60.0	61.0	51.1

TODCO AND SUBSIDIARIES
Selected Segment and Operating Data
(In millions, except daily amounts)
(Unaudited)

	Three Months Ended

	June 30, 2005	March 31, 2005	June 30, 2004

U.S. Gulf of Mexico Segment
Operating days	1,146	1,159	990
Available days	2,063	2,070	2,002
Utilization	56%	56%	50%
Average rig revenue per day	$51,000	$44,600	$30,700
Operating revenues	$58.5	$51.7	$30.4
Operating and maintenance expenses	32.1	25.7	21.4
Depreciation	12.5	12.7	12.2
Gain on disposal of assets, net	(3.7)	—	—
Operating income (loss)	$17.6	$13.3	$(3.2)
U.S. Inland Barge Segment
Operating days	1,256	1,202	1,147
Available days	2,457	2,624	2,730
Utilization	51%	46%	42%
Average rig revenue per day	$27,800	$25,000	$22,500
Operating revenues	$34.9	$30.0	$25.8
Operating and maintenance expenses	24.7	22.3	21.0
Depreciation	5.9	5.7	5.6
Gain on disposal of assets, net	(1.8)	(0.8)	(0.8)
Operating income	$6.1	$2.8	$—
Other International Segment
Operating days	719	709	475
Available days	1,304	1,260	1,638
Utilization	55%	56%	29%
Average rig revenue per day	$33,900	$28,400	$37,500
Operating revenues	$24.4	$20.1	$17.8
Operating and maintenance expenses	22.9	15.5	14.2
Depreciation	4.3	4.4	4.9
(Gain) loss on disposal of assets, net	0.2	0.3	(0.3)
Operating loss	$(3.0)	$(0.1)	$(1.0)
Delta Towing
Operating revenues	$12.7	$10.1	$6.8
Operating and maintenance expenses	6.8	5.4	4.5
Depreciation	1.2	1.2	1.3
General and administrative expenses	1.0	1.2	1.0
Gain on disposal of assets, net	(0.3)	(0.6)	(0.8)
Operating income	$4.0	$2.9	$0.8
Total Company
Rig operating days	3,121	3,070	2,612
Rig available days	5,824	5,954	6,370
Rig utilization	54%	52%	41%
Operating revenues	$130.5	$111.9	$80.8
Operating and maintenance expenses	86.5	68.9	61.1
Depreciation	23.9	24.0	24.0
General and administrative expenses	9.9	8.4	7.2
Gain on disposal of assets, net	(5.6)	(1.1)	(1.9)
Operating income (loss)	$15.8	$11.7	$(9.6)

TODCO AND SUBSIDIARIES
Non-GAAP Financial Measures and Reconciliations
(In millions)
(Unaudited)

	For the Three Months Ended

	June 30, 2005	March 31, 2005	June 30, 2004

Net income (loss) to EBITDA
Net income (loss)	$11.0	$8.1	$(7.4)
Adjustments:
Depreciation	23.9	24.0	24.0
Income tax expense (benefit)	5.7	3.5	(3.1)
Interest income	(0.8)	(0.5)	—
Interest expense	0.9	1.0	1.0
Interest expense - related party	—	$0.1	—
EBITDA	$40.7	$36.2	$14.5

 SOURCE  TODCO
    -0-                             08/04/2005
    /CONTACT:  T. Scott O’Keefe, Sr. Vice President & CFO of TODCO,
+1-713-278-6010/
    /Web site:  http://www.theoffshoredrillingcompany.com /